UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2016

Shire plc

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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

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(State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

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(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code +353 1 429 7700

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 8.01. Other Events.

In connection with the proposed filing of a registration statement on Form S-3 by Shire plc (“Shire”) registering debt securities that may be offered from time to time by Shire Acquisitions Investments Ireland DAC, a wholly owned subsidiary of Shire (“SAIIDAC”), and guaranteed fully and unconditionally by Shire, Shire is hereby updating (i) the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K”), (ii) the Unaudited Consolidated Financial Statements included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2016 (the “Q1 Form 10-Q”) and (iii) the Unaudited Consolidated Financial Statements included in its Quarterly Report on Form 10-Q for the three months ended June 30, 2016 (the “Q2 Form 10-Q”), to add the supplemental condensed consolidating financial information for SAIIDAC (and, as applicable, to include the condensed consolidating financial information for Baxalta Incorporated (in connection with Shire’s guarantee of certain of Baxalta Incorporated’s outstanding debt on June 3, 2016)) for each of the three years in the period ended December 31, 2015 and for the three months ended March 31, 2016 and 2015 and for the three and six months ended June 30, 2016 and 2015, as contemplated by Rule 3-10 of Regulation S-X.

Shire is also hereby updating the Consolidated Financial Statements for the year ended December 31, 2015 and the Unaudited Consolidated Financial Statements for the three months ended March 31, 2016 to reclassify the Amortization of Acquired Intangibles from the Selling, General and Administrative line item and to combine the Royalties line item and the Other Revenues line item into a single Royalties and Other Revenues line item in the Consolidated Statements of Operations, each in a manner consistent with the presentation of such line item in the Unaudited Consolidated Financial Statements for the three and six months ended June 30, 2016.

Accordingly:

•	In Exhibit 99.1 to this Current Report on Form 8-K, Shire is updating Item 15 of its Form 10-K to supplement the Consolidated Financial Statements as at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015. In addition, for completeness, Shire is including the Financial Statements for the Shire Income Access Share Trust as at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015. No changes have been made to these financial statements from Item 15 of the Form 10-K.

•	In Exhibit 99.2 to this Current Report on Form 8-K, Shire is updating Item 1 of its Q1 Form 10-Q to supplement the Unaudited Consolidated Financial Statements as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015.

•	In Exhibit 99.3 to this Current Report on Form 8-K, Shire is updating Item 1 of its Q2 Form 10-Q to supplement the Unaudited Consolidated Financial Statements as of June 30, 2016 and December 31, 2015 and for the three and six months ended June 30, 2016 and 2015.

This Current Report on Form 8-K, including its exhibits, should be reviewed in conjunction with the Form 10-K, the Q1 Form 10-Q, the Q2 Form 10-Q and Shire’s other filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

23.1	Consent of Deloitte LLP, independent registered public accounting firm to Shire plc.

23.2	Consent of Deloitte LLP, independent registered public accounting firm to Shire Income Access Share Trust.

99.1	Audited consolidated financial statements of Shire plc as at December 31, 2015 and 2014, and for the three years ended December 31, 2015 and audited financial statements of Shire Income Access Share Trust as at December 31, 2015 and 2014, and for the three years ended December 31, 2015.

99.2	Unaudited consolidated financial statements of Shire plc as at and for the three months ended March 31, 2016 and March 31, 2015.

99.3	Unaudited consolidated financial statements of Shire plc as at and for the three and six months ended June 30, 2016 and June 30, 2015.

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Shire formatted in eXtensible Business Reporting Language (XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ William R. Mordan
Name: William R. Mordan
Title: Company Secretary

Dated: September 2, 2016

EXHIBIT INDEX

Number	Description
23.1	Consent of Deloitte LLP, independent registered public accounting firm to Shire plc.

23.2	Consent of Deloitte LLP, independent registered public accounting firm to Shire Income Access Share Trust.

99.1	Audited consolidated financial statements of Shire plc as at December 31, 2015 and 2014, and for the three years ended December 31, 2015 and audited financial statements of Shire Income Access Share Trust as at December 31, 2015 and 2014, and for the three years ended December 31, 2015.

99.2	Unaudited consolidated financial statements of Shire plc as at and for the three months ended March 31, 2016 and March 31, 2015.

99.3	Unaudited consolidated financial statements of Shire plc as at and for the three and six months ended June 30, 2016 and June 30, 2015.

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Shire formatted in eXtensible Business Reporting Language (XBRL).